Exhibit 10.2

CHANGE IN CONTROL AGREEMENTS

Barbara J. Doyle
Steven M. Helmbrecht
John W. Holleran
Byron Jackson
Phillip Le Bris
Chuck McAtee
Philip C. Mezey
Sharelynn F. Moore
Marcel Regnier *
Jared P. Serff
Russell E. Vanos
Shannon M. Votava

*
Mr. Regnier's change in control agreement includes a modification relating to Belgium and French laws (Filed as Exhibit 10.2 to Itron, Inc.'s Current Report on Form 8-K, filed on December 17, 2008 - File No. 0-22418)